1ST SECURITY BANK

FS BANCORP, INC.

INVESTOR PRESENTATION

February 2024


1ST SECURITY BANK

"Build a truly great place to work and bank."

-FSBW Vision Statement

Disclosure Statement

The information included in this presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. FS Bancorp, Inc. (the "Company") reserves the right to request the return of this presentation at any time.

Forward Looking Statements

This presentation may contain forward-looking statements within the meaning within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words or phrases "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions. Forward looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements.

Factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, include but are not limited to, the following: potential adverse impacts to economic conditions in the Company's local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels; labor shortages, the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war, including Russia's invasion of Ukraine, as well as increasing prices and supply chain disruptions, and any governmental or societal response to new COVID-19 variants; increased competitive pressures, changes in the interest rate environment, adverse changes in the securities markets, the Company's ability to successfully realize the anticipated benefits of the branch acquisitions, including customer acquisition and retention; the Company's ability to execute its plans to grow its residential construction lending, mortgage banking, and warehouse lending operations, and the geographic expansion of its indirect home improvement lending; challenges arising from expanding into new geographic markets, products, or services; secondary market conditions for loans and the Company's ability to originate loans for sale and sell loans in the secondary market; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; and other factors described in the Company's latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other reports filed with and furnished to the SEC which are available on its website at www.fsbwa.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that the Company makes in this presentation and in the other public statements are based upon management's beliefs and assumptions at the time they are made and may turn out to be incorrect because of the inaccurate assumptions the Company might make, because of the factors illustrated above or because of other factors that cannot be foreseen by the Company. Therefore, these factors should be considered in evaluating the forward- looking statements, and undue reliance should not be placed on such statements. The Company does not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements except as required by securities laws. These risks could cause the Company's actual results for 2024 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of the Company and could negatively affect its operating and stock performance.

1ST SECURITY BANK

FS BANCORP, INC.

FRANCHISE OVERVIEW

- **Total Assets:** $2.97 billion (at December 31, 2023)
- **Headquartered:** Mountlake Terrace, WA
- **Branches:** 29*
- **Loan Production Offices:** 14
- **ATM Locations:** 20
- **Year Established:** 1936
- **Quarterly Dividend:** $0.26

* Including headquarters and drive through banking in Aberdeen, WA.



1ST SECURITY BANK BRANCHES
WA: Aberdeen, Capitol Hill, Edmonds, Elma, Goldendale, Hadlock, Lacey, Lynnwood, Mill Creek, Montesano, Ocean Shores, Olympia, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim, Silverdale, South Hill Puyallup, Westport, White Salmon
OR: Manzanita, Newport, Ontario, Tillamook, Waldport
HOME LENDING
WA: Aberdeen, Bellevue, Everett, Lacey, Mill Creek, Mountlake Terrace, Olympic Peninsula, Port Orchard, Poulsbo, Puyallup, Tri-Cities, Vancouver
COMMERCIAL LENDING
WA: Mountlake Terrace, Tacoma
ADMINISTRATIVE CENTER
WA: Mountlake Terrace
WASHINGTON
Seattle
Tacoma
Olympia
Spokane
Portland
OREGON
Boise

CULTURE & HISTORY

Vision	Build a truly great place to work and bank
Mission	Live our Core Values and 'WOW' each other and our customers every day

Guiding Principles

- Employ smart, driven, and nice people
- Emphasis on collaboration
- Best idea wins
- Jim Collins' Good-to-Great Lessons

Year	Event
1936	Founded in 1936 as a credit union and converted to a state chartered mutual savings bank on April 1, 2004
2004	Founded in 1936 as a credit union and converted to a state chartered mutual savings bank on April 1, 2004
2012	Converted to a stock savings bank on July 9, 2012
2016	Four-branch acquisition in Q1 2016 resulting in $186.0M in new relationship-based deposits
2017	Raised $27.6M in Capital ($25.7M net) w/secondary offering
2018	Completed Anchor Bancorp acquisition on November 15, 2018
2023	Seven-branch acquisition in Q1 2023 resulting in $425.5M in new relationship-based deposits
2023	Forty-fourth consecutive quarterly cash dividend of $0.26 per share

2023 BRANCH ACQUISITION

Expanded our markets and growth prospects while maintaining safe and sound banking principles

- Desirable marketplace expansion that boasts similar characteristics to those in which we currently operate
- Low-cost source of funding to support our strong asset generation capabilities throughout the communities we serve, and to replace higher cost wholesale funding
- Efficient deployment of our capital to support our continued growth and profitability

Aligned deposit and lending strategies should provide a smooth customer transition experience

- Expanded reach with seven new locations *
- Retention of all branch and related personnel to support a smooth customer transition experience
- Ability to provide meaningful ongoing employment opportunities to acquired staff
- Preservation of a strong community banking culture

Continued strong focus on enterprise risk management and controls

- Strong compliance culture, BSA / AML systems and risk management platforms
- Strong regulatory capital at closing with attractive pro forma earnings to provide ongoing support
- Enhanced geographic reach and diversification

* The transaction closed on February 24, 2023, with approximately $66 million in loans and $425 million in deposits

FSBW Growth Profile

FS BANCORP, INC.


Bank of America
Branch Acquisition – January 2016
ANCHOR BANCORP
Whole-Bank Acquisition – November 2018
Columbia Bank
Branch Acquisition – February 2023
$678
$828
$982
$1,622
$1,713
$2,113
$2,286
$2,633
$2,973
2015
2016
2017
2018
2019
2020
2021
2022
2023

Source: S&P Capital IQ Pro


1ST SECURITY BANK
Consumer Lending
Business Lending
Home Lending
Commercial Real Estate Lending
Retail Branches and Commercial Cash Management
The Five Pillars of 1SB

LONG-TERM STRATEGIC PLAN

- Continued expansion of our commercial business lending programs
- Originations of residential mortgage loans which are primarily sold into the secondary market through our mortgage banking platform
- Remain focused on maintaining strong asset quality
- Emphasizing lower cost core deposits to reduce the costs of funding growth
- Offer a wide range of products and services to meet our customers' banking needs
- Expand into new markets based on current product offerings

Environmental | Social | Governance

FSBW's Core Values reflect our commitment to diversity, equality, inclusiveness and social awareness. To further our commitment of these values, our Governance and Nominating Committee expanded our scope and became the Nominating and Environmental, Social, Governance Committee in 2020. A copy of our Core Values, Business Philosophy, Vision and Mission Statements are available on our website at www.FSBWA.com.

ENVIRONMENTAL

- Most recently-built branch is a LEED certified building (Montesano)
- Financing energy efficient home improvement projects including solar, efficient window replacement, siding and roofing
- Low flow faucets throughout our facilities; light and movement sensors installed in many locations turn off lights in unoccupied areas
- Recycling in all locations where permitted by the public utility
- Commitment to paperless processes
- Remote work environments to reduce commutes in traffic/ pollution

SOCIAL

- Minimum wage increased to $20/hour "Livable Wage" for all employees effective July 2021
- Health insurance cost increases absorbed by the company since 2014
- Provide 16 hours of paid volunteer time for all employees
- Offer a $5,000 annual tuition reimbursement program to employees
- Financial and volunteer support of The IF Project, which assists soon-to-be released inmates prepare for life after incarceration

GOVERNANCE

- Independent Board Chair
- Six of seven directors are independent
- Board committees are comprised entirely of independent directors
- Independent directors meet in regular executive sessions throughout the year
- Board and committees perform self-evaluations on a regular basis
- Policy restricts hedging and pledging of stock
- Alignment of director and shareholder interests
- Use of claw back provisions in executive pay

EXECUTIVE MANAGEMENT

	Name	Position	Years with 1st Security Bank	Years in Industry
	Joseph Adams	*Chief Executive Officer*	*20*	*20+*
	Erin Burr	*EVP, Chief Risk Officer*	*15*	*20+*
	Matthew Mullet	*EVP, Chief Financial Officer*	*12*	*20+*
	Kelli Nielsen	*EVP, Retail Banking & Marketing*	*7*	*30+*
	Ben Crowl	*EVP, Chief Lending Officer*	*5*	*15+*
	Vickie Jarman	*EVP, Chief Human Resources Officer*	*21*	*20+*
	Donn Costa	*EVP, Home Lending Production*	*12*	*30+*
	Shana Allen	*EVP, Chief Information Officer*	*13*	*20+*

Banks Headquartered in Snohomish County: December 31, 2008 Total Assets $9.4B		
$4.1B* Frontier Bank	$1.6B* Cascade Financial Corporation	$1.3B* City Bank
$520M* Golf Savings Bank	$350M* North County Bank	$255M 1st Security Bank
$243M Coastal Community Bank	$207M* First Heritage Bank	$206M* The Bank of Washington
$185M* Prime Pacific Bank	$149M Pacific Crest Savings Bank	$133M Mountain Pacific Bank
$123M UniBank	$45M* Bank of Everett	

Banks Headquartered in Snohomish County: December 31, 2023 Total Assets $8.2B		
$3.7B Coastal Community Bank	$2.9B 1st Security Bank	$672M Mountain Pacific Bank
$622M UniBank	$307M Pacific Crest Savings Bank	

*Denotes a financial institution no longer headquartered in Snohomish County
Note: Dollar amount are for assets
Source: FFIEC Central Data Repository's Public Bank Data Distribution website & S&P Capital IQ

1ST SECURITY BANK

FS BANCORP, INC.

FOURTH QUARTER 2023 HIGHLIGHTS

Financial Highlights Q4 2023

- Net Income of $9.8 million
- Sale of closed branch location (listed OREO)(1) for a $148,000 gain
- Announced potential sale of $8.1 million in book value Mortgage Servicing Rights

Q4 2023 Capital

- Diluted earnings per share of $1.23
- Tangible book value per share growth of $1.91 to $31.64(2)
- Announced forty-fourth consecutive quarterly cash dividend: $0.26

Selected Performance Ratios

- ROAA QTD of 1.32%
- ROAE QTD of 15.01
- Net Interest Margin QTD of 4.24%
- Efficiency Ratio QTD of 62.47%

Credit Quality Ratios

- Nonperforming Assets (NPAs) as a percentage of total assets of 0.37%
- Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.30%

Capital Position

- Repurchased 43,780 shares at an average price of $30.53 per share
- $3.7 million remaining in available share repurchases per the August 2023 plan

(1) Other real estate owned ("OREO)
(2) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

2023 HIGHLIGHTS

Category	Highlights
Financial Highlights Year-End 2023	▪ Total assets of $2.9 billion ▪ Gross portfolio loans of $2.4 billion ▪ Net income of $36.1 million
YTD 2023	▪ Diluted earnings per share of $4.56 ▪ Tangible book value per share of $31.64[1] ▪ Announced forty-fourth consecutive quarterly cash dividend: $0.26
Selected Performance Ratios	▪ ROAA YTD of 1.27% ▪ ROAE YTD of 14.36% ▪ Net Interest Margin YTD of 4.48% ▪ Efficiency Ratio YTD of 65.20%
Credit Quality Ratios	▪ Nonperforming Assets (NPAs) as a percentage of total assets of 0.37% ▪ Allowance for credit losses on loans as a percentage of gross loans receivable, excluding loans held for sale of 1.30%
Capital Position	▪ Currently, all Bank Holding Company (BHC) and Bank ratios are above those to be considered "Well-Capitalized" ▪ As of December 31, 2023, the Bank's Common Equity Tier 1 ("CET1") capital ratio was 12.12%

(1) Non-GAAP financial measures. See appendix for reconciliation to book value per share (GAAP)

FRANCHISE GROWTH

Total Assets ($B)


$1.62B
$1.71B
$2.11B
$2.29B
$2.63B
$2.97B
2018
2019
2020
2021
2022
2023

Tangible Common Equity ($M) (1)


$172
$192
$223
$241
$226
$244
2018
2019
2020
2021
2022
2023

Total Net Loans ($B) (2)


$1.36B
$1.40B
$1.71B
$1.85B
$2.21B
$2.43B
2018
2019
2020
2021
2022
2023

Total Deposits ($B)


$1.27B
$1.39B
$1.67B
$1.92B
$2.13B
$2.52B
2018
2019
2020
2021
2022
2023

Source: Company documents
(1) Non-GAAP financial measure
(2) Includes loans held for sale

1ST SECURITY BANK

FS BANCORP, INC.

INCOME STATEMENT TRENDS

Net Income ($M)



$24.3*
$22.7
$39.3
$37.4
$29.6
$36.1
2018
2019
2020
2021
2022
2023

Total Revenues ($M)



$140
$120
$100
$80
$60
$40
$20
$0
$78.9
$93.3
$129.5
$124.1
$122.4
$143.8
2018
2019
2020
2021
2022
2023
Net Interest Income
Noninterest Income

Total Noninterest Expense ($M)



$48.8
$62.3
$66.6
$76.2
$79.2
$93.7
2018
2019
2020
2021
2022
2023

*Includes $7.4 million in Bargain Purchase Gain (BPG)

SELECTED PERFORMANCE RATIO TRENDS

ROAA


2.07%
1.38%
2.02%
1.71%
1.18%
1.27%
2018
2019
2020
2021
2022
2023

ROAE


18.15%
11.92%
18.74%
15.74%
11.66%
14.36%
2018
2019
2020
2021
2022
2023

EfficiencyRatio


61.86%
66.78%
51.43%
61.41%
64.70%
65.20%
2018
2019
2020
2021
2022
2023

Net Interest Margin


4.61%
4.53%
4.02%
4.13%
4.46%
4.48%
2018
2019
2020
2021
2022
2023

Source: Company documents

NONINTEREST INCOME

Noninterest Income ($M)


$19.3
$23.0
$55.4
$37.5
$18.1
$20.5
2018
2019
2020
2021
2022
2023

Noninterest Income Composition[1]


BOLI
4.5%
Gain on sale
of loans
32.8%
Other
8.3%
Service
charges and
fee income
54.4%

Note: In 2020, noninterest income year-over-year growth due in part to increased gain on sale revenue resulting from low interest rate environment.
(1) Year ended December 31, 2023

1ST SECURITY BANK

FS BANCORP, INC.

NONINTEREST EXPENSE

Noninterest Expense ($M)



$48.8
$62.3
$66.6
$76.2
$79.2
$93.7
2018
2019
2020
2021
2022
2023

Noninterest Expense Composition(1)



Occupancy 6.8%
Data processing 7.3%
Gain on sale of OREO (0.2%)
Loan costs 2.7%
Professional fees 2.8%
FDIC Insurance 2.6%
Other 6.9% (2)
Operations 13.9%
Salaries and benefits 57.2%

(1) Year ended December 31, 2023
(2) Other = marketing and advertising, acquisition costs, amortization of core deposit intangible and impairment of servicing rights

BUILDING STOCKHOLDER VALUE

Diluted Earnings Per Share


$3.15
$2.50
$4.49
$4.37
$3.70
$4.56
2018
2019
2020
2021
2022
2023

Reported Book Value Per Share


$20.60
$22.93
$27.67
$30.75
$30.42
$34.36
2018
2019
2020
2021
2022
2023

Source: Company documents

SEGMENT REPORTING ANALYSIS

Mortgage Banking
Commercial & Consumer

Net Interest Income


$3.3
$48.8
$6.3
$64.0
$5.1
$69.0
$8.3
$78.3
$10.9
$93.4
$11.6
$111.7
2018
2019
2020
2021
2022
2023

Noninterest Expense


$15.9
$32.9
$14.3
$48.1
$17.4
$48.2
$19.7
$56.5
$19.5
$59.7
$19.9
$73.8
2018
2019
2020
2021
2022
2023

Noninterest Income


$14.0
$12.8
$13.2
$9.8
$44.8
$10.6
$29.0
$8.5
$7.9
$10.2
$10.1
$10.4
2018
2019
2020
2021
2022
2023

Net Income


$1.0
$23.3
$3.9
$18.8
$23.5
$15.8
$15.6
$21.8
$(1.4)
$31.0
$0.3
$35.7
2018
2019
2020
2021
2022
2023

Note: Dollar amounts in millions

DISCIPLINED CREDIT CULTURE

- The company employs Board and Committee oversight and reporting, with the Chief Risk Officer and senior executive compliance officer reporting directly to the Audit Committee
- FSBW has a disciplined underwriting approach with generally standard LTV and DSC coverage requirements with firm concentration limits and designated focused lending channels
  - Construction and Development (C&D) Weighted Average LTV = 64.6% (as of December 31, 2023)
  - Commercial Real Estate (CRE) Weighted Average LTV= 58.0% (as of December 31, 2023)
- Loans greater than $10 million are reported to the Asset Quality Committee, while loans between $20 million and $35 million require approval from the Senior Loan Committee
- The legal lending limit is $64.7 million while the in-house limit is $35 million
- The CRE and C&D portfolios are stressed on a quarterly basis with a third-party review of the commercial portfolio conducted on an annual basis

Historical NCOs / Avg. Loans


(0.01)%
0.15%
0.01%
0.06%
0.07%
0.09%
2018
2019
2020
2021
2022
2023

ASSETS WITH SHORT-TERM REPRICING

Assets Repricing – 3 Months or less ($M)

- Assets repricing within 3 months or less of December 31, 2023, was $728.8 million, or 24.5% of total assets



Muni Swaps
$60,000
2.0%
CRE Swaps
$55,541
1.9%
HFS Mtg
$25,668
0.9%
Int Bear Cash
$48,608
1.6%
AFS Invest
$74,419
2.5%
Adjustable loans
$464,558
15.6%

LOAN PORTFOLIO SUMMARY

Gross Loans and Loan Yield ($B) (1)


$1.33B
$1.42B
$1.73B
$1.88B
$2.24B
$2.46B
5.98%
6.22%
5.33%
5.15%
5.54%
6.50%
2018
2019
2020
2021
2022
2023

Loan Composition at December 31, 2023

Total Gross Loans (excl. loans held for sale): $2.4B


Non-owner occupied commercial real estate 8%
WH lending 1% (2)
Construction and development 12%
Home equity 3%
One-to-four-family (excludes loans held for sale) 23%
Multi-family 9%
Indirect home improvement and other consumer 27% (4)
Commercial and Industrial 17% (3)

(1) Loans including loans held for sale
(2) WH = Warehouse
(3) Includes owner occupied CRE and agriculture loans
(4) Other consumer includes marine loans

CONSUMER LENDING

Q4 2023 Highlights

- Primarily home improvement and marine, UCC-2 or title secured
- Offered on an indirect basis and largely automated (with underwriter verification)
- $646.8 million outstanding as of Q4 2023:
  - $43 million in dealer originations
  - $33 million, or 77%, with the top 10 dealers
  - Average net of fees yield of 7.05%, up from 6.86% in Q3 2023

Q4 2023 Dealer Production by State


Massachusetts 0.8%
Minnesota 1.2%
Nevada 1.5%
Texas 1.0%
Utah 2.8%
Montana 1.0%
New Hampshire 0.5%
Colorado 4.6%
Arizona 2.1%
Idaho 5.2%
Washington 38.2%
California 13.6%
Oregon 27.5%

2009 vs. Q4 2023 Portfolio Credit Quality


2009
Q4 2023
15.21%
2.42%
23.76%
12.69%
61.03%
84.89%
<680
680-719
720+
FICO Scores

Consumer Portfolio Characteristics


Auto + Recreational 0.1%
Other 0.3%
Solar 3.5%
Marine 10.9%
Indirect Home Improvement 85.2%

COMMERCIAL BUSINESS LENDING

Q4 2023 Commercial & Industrial (C&I)

- C&I commitments: $652.4 million
- Outstanding balances were $427.8 million at December 31, 2023, compared to $434.8 million at September 30, 2023
- The $7.0 million of quarter over sequential quarter decrease in outstanding balances was attributed to a decrease of $2.8 million in Owner Occupied CRE and a $5.9 million decrease in Warehouse lending partially offset by a $1.8 million increase in C&I balances outstanding.

Q4 2023 Product Mix ($M)


C&I Loans
$238,280
56%
C&I - RE Owner Occupied Loans
$171,976
40%
Const. WH
$17,000
4%
Mtg. WH
$580
0%

Source: Company documents

CONSTRUCTION & DEVELOPMENT LENDING

Q4 2023 Highlights

- Overall construction: $449.2 million committed / $303.1 million outstanding
- 9.08% weighted average coupon rate
- Majority of speculative construction originations were in King County, with a focus on "in-city", infill lending to a select group of relationship customers
- Custom construction originations are widely disbursed throughout out footprint

Quarterly C&D Loans Outstanding ($M)


$246.6
$179.7
$217.0
$242.4
$342.6
$303.1
Q4 2018
Q4 2019
Q4 2020
Q4 2021
Q4 2022
Q4 2023

Source: Company documents

Home Lending Gain on Sale Revenue as a Percentage of Total Revenue


81.2%
18.8%
84.7%
15.3%
62.3%
37.7%
75.0%
25.0%
93.5%
6.5%
95.3%
4.7%
2018
2019
2020
2021
2022
2023
Banking Revenue
Home Lending Gain on Sale

Total Revenues ($M)


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$52.1
$12.0
$14.9
$70.3
$8.8
$14.2
$74.1
$6.5
$48.8
$86.6
$6.4
$31.1
$104.3
$10.2
$7.9
$123.3
$13.8
$6.7
2018
2019
2020
2021
2022
2023
Net Interest Income
Other noninterest Income
Gain on Sale

ASSET QUALITY

Nonperforming Assets ($M)[1] & NPAs/ Assets


$4.6
$3.2
$7.9
$5.8
$9.3
$11.0
0.28%
0.19%
0.37%
0.25%
0.35%
0.37%
2018
2019
2020
2021
2022
2023

Reserves/Gross Loans[2]


0.93%
0.98%
1.66%
1.46%
1.26%
1.30%
2018
2019
2020
2021
2022
2023

Charge-offs & Recoveries ($000's)


$993
$628
$1,030
$756
$1,058
$1,248
$(940)
$(2,628)
$(1,123)
$(1,793)
$(2,465)
$(3,476)
2018
2019
2020
2021
2022
2023
Charge-offs
Recoveries

(1) Nonperforming Assets consists of nonperforming loans (which include nonaccruing loans and accruing loans more than 90 days past due), foreclosed real estate and other repossessed assets
(2) Excluding HFS loans

DEPOSIT COMPOSITION AND GROWTH

December 31, 2023

Total Deposits: $2.5 billion


Certificates of deposit over $250,000
$79,540
Checking (1)
$914,859
Certificates of deposits under $250,000
$1,017,231
MMDA and Savings
$510,693

Total Deposits ($B) and Cost of Deposits (%)


$1.27B
$1.39B
$1.67B
$1.92B
$2.13B
$2.52B
0.80%
1.21%
0.78%
0.38%
0.47%
1.53%
2018
2019
2020
2021
2022
2023

(1) Includes noninterest-bearing checking, interest-bearing checking and escrow accounts related to mortgages serviced

COMPOSITION COMPARISON YEAR OVER YEAR

December 31, 2023	December 31, 2022
Total Deposits: $2.5 billion	**Total Deposits: $2.1 billion**


Certificates of deposits
44%
Checking
36%
MMDA and Savings
20%


Certificates of deposits
34%
Checking
33%
MMDA and Savings
33%

CAPITAL STRATEGY

Franchise Growth

- Continued organic asset growth across our diverse group of lending channels
- Expand commercial business lending including construction lending inline with regulatory guidance for oversight on construction concentrations above 100% of total risk-based capital
- Continued investment in the Bank's business lending platform and Small Business Administration lending
- Focus on core deposit generation to fund asset growth

Dividends

- Regular dividend reflects a 21.1% payout ratio compared to diluted earnings per share in the fourth quarter

Shareholder Value

- Continued focus on increasing shareholder value through our business plan execution

APPENDIX – NON-GAAP RECONCILIATION

1ST SECURITY BANK

FS BANCORP, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – EQUITY

Non-GAAP Financial Measures

This presentation contains the tangible book value per share, a non-GAAP financial measure. Tangible common stockholders' equity is calculated by excluding intangible assets from stockholders' equity. For this financial measure, the Company's intangible assets are goodwill and core deposit intangible. Tangible book value per share is calculated by dividing tangible common shareholders' equity by the number of common shares outstanding. The Company believes that this non-GAAP measure is consistent with the capital treatment utilized by the investment community, which excludes intangible assets from the calculation of risk-based capital ratios and presents this measure to facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors.

($ in 000's)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Tangible Book Value Per Share:					
Stockholders' equity	$ 264,488	$ 250,665	$ 249,933	$ 241,834	$ 231,697
Goodwill and core deposit intangible, net	(20,935)	(21,915)	(22,917)	(23,940)	(5,681)
Tangible common stockholders' equity	$ 243,553	$ 228,750	$ 227,016	$ 217,894	$ 226,016
Common shares outstanding at end of period	7,698,401	7,693,951	7,641,342	7,631,018	7,617,655
Common stockholders' equity (book value) per share (GAAP)	$ 34.36	$ 32.58	$ 32.71	$ 31.69	$ 30.42
Tangible common stockholders' equity (tangible book value)*	$ 31.64	$ 29.73	$ 29.71	$ 28.55	$ 29.67
Tangible Common Equity Ratio:					
Total Assets	$ 2,972,669	$ 2,920,072	$ 2,905,621	$ 2,782,808	$ 2,632,898
Goodwill and core deposit intangible, net	(20,935)	(21,915)	(22,917)	(23,940)	(5,681)
Tangible assets	$ 2,951,734	$ 2,898,157	$ 2,882,704	$ 2,758,868	$ 2,627,217
Common Equity	$ 264,488	$ 250,665	$ 249,933	$ 241,834	$ 231,697
Common equity ratio (GAAP)	8.90%	8.58%	8.60%	8.69%	8.80%
Tangible common equity ratio (non-GAAP)	8.25%	7.89%	7.88%	7.90%	8.60%

*Per share (non-GAAP)

Source: Press Release

CONTACT INFORMATION

Erin Burr
erinb@fsbwa.com
EVP, Chief Risk Officer and CRA Officer
(425) 697-8020

Matt Mullet
mattm@fsbwa.com
EVP, Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043